United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 22, 2022

Date of Report (Date of earliest event reported)

WESTERN ACQUISITION VENTURES CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42 Broadway, 12th Floor New York, New York 10004	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 740-0710

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value (the “Common Stock”), and one common stock purchase warrant	WAVSU	The Nasdaq Stock Market LLC
Common Stock included as part of the units	WAVS	The Nasdaq Stock Market LLC
Warrants	WAVSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On November 22, 2022, Western Acquisition Ventures Corp., a Delaware corporation (“Registrant”), WAV Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Registrant (“Merger Sub”), Cycurion, Inc., a corporation organized under the laws of Ontario (“Cycurion”) and Emmit McHenry as the stockholders’ representative (the “Stockholders’ Representative”), entered into an Agreement and Plan of Merger (“Merger Agreement”) pursuant to which, among other things, Cycurion will be merged with and into Merger Sub (the “Merger,” and together with the other transactions related thereto, the “Proposed Transactions”), with Cycurion surviving the Merger as a wholly owned subsidiary of Registrant (the “Surviving Corporation”).

The Merger Agreement and the transactions contemplated thereby were approved by the board of directors of Registrant, Merger Sub and Cycurion. The transactions set forth in the Merger Agreement, including the Merger, will constitute a “Business Combination.” Unless expressly stated otherwise herein, capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

Treatment of Cycurion Securities

At the Effective Time, by virtue of the Merger and without any action on the part of Registrant, Merger Sub, the Cycurion or the holders of any of Cycurion’s securities:

(i)	each share Common Stock of Cycurion (the “Cycurion Common Stock”), and each share Cycurion’s convertible preferred stock (the “Cycurion Convertible Preferred Stock” and together with the Cycurion Common Stock, the “Cycurion Capital Stock”), issued and outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive the number of shares of Registrant’s common stock, par value $0.0001 per share (the “Registrant Common Stock”) allocable from the Aggregate Consideration as set forth in the Merger Agreement (collectively, the “Per Share Consideration”). “Aggregate Consideration” means 9,500,000 shares of Registrant Common Stock;

(ii)	all shares of Cycurion Capital Stock held in treasury by Registrant, the Cycurion or any wholly owned subsidiary of Registrant or the Cycurion will be canceled without any conversion thereof and no payment or distribution will be made with respect thereto;

(iii)	each share of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of the Surviving Corporation;

(iv)	certain warrants and options to acquire Cycurion Capital Stock (each, a “Cycurion Warrant”) that are identified in the Merger Agreement, will be assumed by Registrant (each, an “Assumed Securities”). All other warrants and options Cycurion shall be cancelled or terminated prior to the Effective Time. Each Assumed Security will be exercisable for such number of whole shares of Registrant Common Stock (rounded up to the nearest whole share) at the per share exercise price (rounded up to the nearest whole cent) as set forth in the Merger Agreement. The number of shares of Registrant Common Stock into which an Assumed Security is exercisable shall be based on the Per Share Consideration for the relevant Cycurion Capital Stock into which such Assumed Security is exercisable, and the per share exercise price shall be ratably adjusted;

(v)	no fractional shares of Registrant Common Stock will be issued by virtue of the Merger and any fractional shares otherwise issuable to a holder of Cycurion’s securities (after aggregating all fractional shares of Registrant Common Stock that otherwise would be received by such holder) will be rounded down to the nearest whole share of Registrant Common Stock.

Representations and Warranties

The parties to the Merger Agreement have agreed to customary representations and warranties for transactions of this type. The representations and warranties of Cycurion, Registrant and Merger Sub will not survive the Closing.

Covenants

The Merger Agreement includes covenants of Registrant relating to, among other things, (i) operating its business in the ordinary course, (ii) disbursement of Trust Account funds, (iii) providing access and information to Cycurion, as applicable, and its Representatives, (iv) restrictions on soliciting, initiating or discussing alternative transaction proposals with third parties and ceasing discussions regarding alternative transaction proposals, (v) indemnification and insurance; (vi) using reasonable best efforts to cause Registrant Common Stock being issued pursuant to the Merger Agreement to be approved for listing on Nasdaq; and (vii) obtaining an opinion from a financial advisor that the total consideration to Registrant’s stockholders is fair such stockholders from a financial point of view.

The Merger Agreement includes covenants of Cycurion relating to, among other things, (i) conducting its business in the ordinary course; (ii) providing access and information to Registrant and its Representatives; (iii) not making claims against the Trust Account; (iv) restrictions on soliciting, initiating or discussing alternative transaction proposals with third parties; (v) delivering audited and unaudited financial statements, as applicable; and (vi) soliciting written consents from the Cycurion’s stockholders in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby.

The Merger Agreement also contains additional, customary joint covenants of the parties to, among other things, prepare a Registration Statement on Form S-4 with respect to the Registrant Common Stock issuable under the Merger Agreement, which Form S-4 will contain a proxy statement of Registrant (the “Registration Statement / Proxy Statement”) that includes provisions for approval and/or adoption of (i) the Business Combination, including the Merger and Merger Agreement, (ii) amendments and restatements of Registrant’s charter and bylaws, (iii) issuance of the Aggregate Consideration pursuant to the Merger Agreement, (iv) Registrant’s equity incentive plan, and (v) certain other proposals at a special meeting of the holders of Registrant Common Stock (collectively, the “Proposals”).

Conditions to Closing

Mutual

The respective obligations of each of Cycurion, the Cycurion, Registrant and Merger Sub to consummate the Merger are subject to the satisfaction or waiver, at or prior to the Closing of each of the following conditions:

(i)	approval by Registrant’s stockholders of the Proposals set forth in the Registration Statement / Proxy Statement; and receipt of the requisite written consent Cycurion’s stockholders adopting the Merger Agreement and approving the Merger and other transactions contemplated by the Merger Agreement;

(iii)	no Governmental Authority of competent jurisdiction having enacted, issued, promulgated, enforced or entered any Law or Order that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Merger Agreement and other transactions contemplated thereby;

(iv)	specified consents, registrations, approvals, clearances, Permits and authorizations from Governmental Entities shall have been obtained; and

(v)	the Registration Statement / Proxy Statement having been declared effective by the Securities and Exchange Commission (“SEC”) and no stop order suspending the effectiveness of the Registration Statement / Proxy Statement being in effect, and no Proceedings for purposes of suspending the effectiveness of the Registration Statement / Proxy Statement having been initiated or threatened by the SEC.

Registrant and Merger Sub

The obligations of Registrant and Merger Sub to consummate the Merger are subject to the satisfaction or waiver, at or prior to the Closing of additional conditions, including, but not limited to, the following:

(i)	Cycurion’s representations and warranties being true and correct to the extent set forth in the Merger Agreement;

(ii)	Cycurion having complied with or performed in all material respects with all covenants and obligations required by the Merger Agreement to be complied with or performed by it on or prior to the Closing; and

(iii)	no Material Adverse Effect having occurred on the Cycurion between the date of the Merger Agreement and the Closing.

Cycurion

The obligation Cycurion to consummate the Merger is subject to the satisfaction or waiver, at or prior to the Closing of additional conditions, including, but not limited to, the following:

(i)	the representations and warranties of Registrant and Merger Sub being true and correct to the extent set forth in the Merger Agreement;

(ii)	each of Registrant and Merger Sub having complied with or performed in all material respects with all covenants and obligations required by the Merger Agreement to be complied with or performed by it on or prior to the Closing;

(iii)	no Material Adverse Effect having occurred on Registrant between the date of the Merger Agreement and the Closing;

(iv)	Registrant having made all necessary arrangements with the Trustee to have the funds in the Trust Account disbursed or available to Registrant in accordance with the Trust Agreement and the Merger Agreement, contemporaneously with the Closing;

(v)	Registrant having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(vi)	The Registrant Common Stock to be issued pursuant to the Merger Agreement being listed or approved for listing on Nasdaq; and

(vii)	receipt by the Cycurion of the effective resignations of certain directors and executive officers of Registrant as set forth in the Merger Agreement.

Closing

The closing of the Merger will occur as promptly as practicable, but in no event later than three Business Days following the satisfaction or waiver of all of the conditions to Closing.

Termination

The Merger Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of Cycurion, as applicable, and Registrant and in certain other limited circumstances, including if the Merger has not been consummated by May 31, 2023 (the “Outside Date”) (as such date may be extended pursuant to the Merger Agreement).

Either Registrant or the Cycurion may also terminate the Merger Agreement if (i) certain Proposals fail to receive the requisite vote for approval at a special meeting of the holders of Registrant Common Stock; (ii) a Governmental Authority issues an Order or takes any other action which restrains, enjoins or otherwise prohibits the Merger or (iii) if (A) any representation or warranty of Registrant, Merger Sub or Cycurion contained in the Merger Agreement shall be inaccurate or (B) the covenants or obligations of Registrant, Merger Sub or Cycurion, as applicable, contained in the Merger Agreement shall have been breached in any material respect; provided, however, that if an inaccuracy or breach is curable by the breaching party during the 30 calendar day period after the non-breaching party notifies the breaching party in writing of the existence of such inaccuracy or breach (the “Cure Period”), then the non-breaching party may not terminate the Merger Agreement as a result of such inaccuracy or breach prior to the expiration of the Cure Period unless the breaching party is no longer continuing to exercise reasonable best efforts to cure such inaccuracy or breach. Registrant may also terminate the Merger Agreement if a Material Adverse Effect shall have occurred with respect to Cycurion.

Effect of Termination

If the Merger Agreement is terminated, the Merger Agreement will become void, and there will be no liability under the Merger Agreement on the part of any party thereto, except as set forth in the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the Proposed Transactions is incomplete and is subject to, and qualified in its entirety by, reference to the actual Merger Agreement. The Merger Agreement and other agreements described below have been included as exhibits to this Current Report on Form 8-K to provide security holders with information regarding their terms. They are not intended to provide any other factual information about Registrant, Merger Sub, Cycurion, as applicable. In particular, the assertions embodied in representations and warranties by Registrant, Merger Sub and Cycurion, as applicable, contained in the Merger Agreement were made as of a specified date, are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure letters provided by the parties in connection with the execution of the Merger Agreement, and are subject to standards of materiality applicable to the contractive parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Registrant, Merger Sub or Cycurion, as applicable. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Registrant’s public disclosures.

Support Agreements

Cycurion Stockholder Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain officers and directors of Cycurion delivered Stockholder Support Agreements to Registrant. Under the Stockholder Support Agreement terms, such Cycurion stockholders agreed to vote in favor of the Merger and the transactions contemplated by the Merger Agreement. In addition, Cycurion, as applicable, agreed to use its best efforts to obtain additional Stockholder Support Agreements from certain of its larger stockholders. A copy of the form of Stockholder Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the form of Stockholder Support Agreement is incomplete and is subject to, and qualified in its entirety by, reference to the actual agreement.

Sponsor Support Agreement

Contemporaneously with the execution of the Merger Agreement, Registrant Enterprises Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”), delivered the Sponsor Support Agreement, pursuant to which, among other things, Sponsor agreed to vote in favor of the Merger and the transactions contemplated by the Merger Agreement. A copy of the form of Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the form of Sponsor Support Agreement is incomplete and is subject to, and qualified in its entirety by, reference to the actual agreement.

Registrant Stockholder Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain officers and directors of Registrant delivered Parent Support Agreements, pursuant to which, among other things, such Registrant stockholders agreed to vote in favor of the Merger and the transactions contemplated by the Merger Agreement. In addition, Registrant agreed to use its best efforts to obtain additional Parent Support Agreements from certain of its stockholders. A copy of the form of Parent Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the form of Parent Support Agreement is incomplete and is subject to, and qualified in its entirety by, reference to the actual agreement.

Registration Rights Agreement

In connection with the Closing, Cycurion, Registrant, and certain of their respective stockholders will enter into a registration rights agreement (the “Registration Rights Agreement”). Following the Business Combination of Registrant and the Cycurion (together with their subsidiaries, the “Combined Company”), pursuant to the Registration Rights Agreement, the Combined Company will be required to file a registration statement covering the resale of registrable securities held by the stockholders party thereto. A copy of the form of Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is incomplete and is subject to, and qualified in its entirety by, reference to the form of the Registration Rights Agreement.

Important Information for Stockholders

This Current Report on Form 8-K and the exhibits hereto is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of any vote or approval, or of an offer to buy the securities of Registrant or Cycurion, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

In connection with the Proposed Transactions, Registrant intends to file the Registration Statement / Proxy Statement with the SEC, which will include a proxy statement/prospectus of Registrant. Registrant also plans to file other documents with the SEC regarding the Proposed Transactions. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of Registrant. STOCKHOLDERS OF REGISTRANT AND CYCURION ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Registrant and Cycurion once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Registrant and its directors and executive officers may be deemed participants in the solicitation of proxies from Registrant’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests the Registrant will be included in the Form S-4 for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Form S-4 for the proposed business combination when available. Information about Registrant’s directors and executive officers and their ownership of Registrant’s common stock is set forth in Registrant’s prospectus, dated January 11, 2022, as modified or supplemented by any Form 3s or Form 4s filed with the SEC since the date of the prospectus. Other information regarding the interests of the participants in the proxy solicitation will be included in the Form S-4 pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Cycurion and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Registrant in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Form S-4 for the proposed business combination.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1 †	Agreement and Plan of Merger, dated as of November 21, 2022, by and among Registrant, Merger Sub, Cycurion and the Stockholders’ Representative
10.1	Form of Stockholder Support Agreement
10.2	Form of Sponsor Support Agreement
10.3	Form of Parent Support Agreement
10.4	Form of Lock Up Agreement
104	Cover Page Interactive Data File (embedded within the XBRL document)

† Certain of the schedules (and/or exhibits) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule (and/or exhibit) will be furnished to the SEC upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2022

WESTERN ACQUISITION VENTURES CORP.

By:	/s/ William Lischak
Name:	William Lischak
Title:	Chief Financial Officer